UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 13, 2025, Brian Roberts, Executive Vice President and Chief Financial Officer of Sensata Technologies Holding plc (the “Company”), informed the Company of his intention to resign from his position effective May 15, 2025 to pursue other opportunities. Mr. Roberts’ resignation is not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices. Mr. Roberts will remain employed at Sensata through May 31, 2025.

Andrew Lynch, currently Vice President Finance of Sensata’s Performance Sensing segment, Sensata’s largest segment by revenue, and leader of our Investor Relations function, has been appointed to serve as Interim CFO, effective May 16, 2025. Mr. Lynch, age 37, has served as a Vice President at Sensata since 2021. Prior to this role, he held finance roles of increasing responsibility during his almost 16-year tenure at the Company. Mr. Lynch holds a Bachelor of Science in Corporate Finance and Accounting from Bentley University.

In this role, Mr. Lynch will serve as the Company’s principal financial officer. There is no arrangement or understanding between Mr. Lynch and any other person pursuant to which Mr. Lynch was selected as Interim CFO, and there are no family relationships between Mr. Lynch and any of the Company’s directors or executive officers. There are no transactions involving Mr. Lynch that would require disclosure pursuant to Item 404(a) of Regulation S-K, and Mr. Lynch’s compensation arrangements with the Company has not changed in connection with his appointment as Interim CFO.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David K. Stott
Date:	May 15, 2025	Name: David K. Stott
Title: Senior Vice President, General Counsel and Corporate Secretary

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